UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 4, 2015

Civista Bancshares, Inc.

(Exact name of Registrant as specified in its charter)

Ohio	001-36192	34-1558688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	( IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870

(Address of principle executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Civista Bancshares, Inc. held a special meeting of shareholders on November 4, 2015, for the purpose of considering and voting on the following proposals. Summaries of the voting results are included following the description of each matter.

1.) To approve an amendment to the Corporation’s Articles of Incorporation to eliminate pre-emptive rights.

For	Against	Abstain
5,623,638	362,996	101,211

The proposal passed.

2.) To approve an amendment to the Corporation’s Articles of Incorporation to eliminate cumulative voting in the election of directors.

For	Against	Abstain
5,382,617	613,083	92,145

The proposal passed.

3.) To adjourn the special meeting, if necessary, to permit further solicitation of proxies.

For	Against	Abstain
5,468,277	521,393	98,175

The proposal passed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Civista Bancshares, Inc.
(Registrant)

Date: November 4, 2015	/s/ Todd A. Michel
Todd A. Michel
Senior Vice President & Controller